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                                                                    EXHIBIT 10.1

                                   INTER BANK

                             1996 STOCK OPTION PLAN

1.       PURPOSE

         1.1 The purpose of the Inter Bank ("the Bank") Stock Option Plan ("the Plan") is to encourage the long-term success of the Bank or any subsidiary or parent of the Bank now existing, hereinafter formed, or acquired by: (1) providing a means through which the Bank can attract, motivate and retain officers and other key employees who can contribute materially to that success;
(2) encouraging stock ownership by these employees so that they have a proprietary interest in the Bank's growth and success.

         1.2 This purpose shall be accomplished under the grant of Incentive Stock Options ("ISO's") within the meaning of The Internal Revenue Code of 1986 ("the Code"), Non-Qualified Stock Grants ("NQG's") or a combination thereof. The Bank makes no warranty as to the qualifications of any option granted hereunder as an ISO.

         1.3 The stock Options ("the Options") offered pursuant to this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for services of any key employee.

2.       STOCK SUBJECT TO THE PLAN

         2.1 The total number of Shares of stock of the Bank which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed in the aggregate of three per cent (3%) of the authorized stock of the Bank, $1.00 par value per Share ("the Shares").

         2.2 Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Bank's treasury, or both, at the discretion of the Bank. If, and to the extent that, Options granted under the Plan expire or terminate without having been exercised, new Options may be granted with respect to the Shares covered by such expired or terminated Options, provided that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.

         2.3 Except as provided in paragraph 14, the Bank may from time to time during the period beginning February 15,




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1996 ("The Effective Date") and ending February 15, 2006 ("The Termination
Date") grant Options to certain key employees of the Bank or any other subsidiary or parent of the Bank now existing or hereinafter formed or acquired under the terms hereinafter set forth. The terms subsidiary of the Bank and parent of the Bank as used herein shall have the same meaning as the terms subsidiary corporation and parent corporation as defined in Sections 425(f) and
(e) of the code.

3.       ADMINISTRATION

         3.1 The Board of directors of the Bank ("the Board") may designate from among it's members a committee ("the Committee") who shall consist of no fewer than three members of the Board each of whom shall be a disinterested person within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 as amended (the "Exchange Act") to administer the Plan. A majority of the members of the Committee shall constitute a quorum and the act of the majority of the members shall be the act of the Committee. Any member of the Committee may be removed at any time, either with or without cause, by resolution adopted by the Board and any vacancy on the Committee may at any time be filled by resolution adopted by the Board.

         3.2 Any or all powers and functions of the Committee may at any time, and from time to time, be exercised by the Board; provided, however, that with respect to the participation in the Plan by employees who are members of the Board, as the case may be, such powers and functions of the Committee may be exercised by the Board only if, at the time of such exercise, a majority of the directors of the Board and a majority of directors acting in the particular matter are disinterested persons within the meaning of Rule 16b-3 under the Exchange Act.

         3.3 Subject to the express provisions of the Plan, the Board of directors or the Committee shall have authority in it's discretion to determine the employees to whom Options will be granted, the time when such Options shall be granted to the employee, number of Shares which shall be subject to each Option, the purchase price for each Share which shall be subject to each Option, the period during which such option shall be exercisable (whether in whole or in part) and the other terms and provisions thereof.

         3.4 Subject to the express provisions of the Plan, the Board or the Committee also shall have authority to construe the Options granted thereunder, to amend the Plan and the




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Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan.

         3.5 The determination of the Board or the Committee on matters referred to in this paragraph 3 shall be conclusive.

         3.6 The Board or the Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board or the Committee in the engagement of such counsel, consultant or agent shall be paid by the Bank. No member or former member of the Committee or Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.       ELIGIBILITY

         4.1 Participants in the Plan shall be those salaried key employees and officers of the Bank or of any subsidiary or parent of the Bank including officers/employees who are also directors of the Bank or any subsidiary or parent of the Bank who are selected by the Committee from time to time. A director of the Bank who is not also a regular salaried employee of the Bank will not be eligible to receive an Option. Any person who shall have retired from active employment by the Bank, although such person shall have entered into a consulting contract with the Bank, shall also not be eligible to receive an Option.

         4.2 No ISO's shall be granted to an employee who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Bank or any subsidiary or parent of the Bank; provided however, that an ISO may be granted to such employee if, at the time such ISO is granted, the Option price is no less than the greater of either the par value of the stock, or 110% of the fair market value of the stock subject to the Option at the time the Option is granted and provided further that such Option is, by it's terms, not exercisable after an expiration of 5 years from the date such Option is granted.




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5.       MAXIMUM ALLOTMENT

         5.1 No employee shall be granted an ISO to purchase Shares of stock of the Bank or of any subsidiary of the Bank or parent of the Bank or any combination thereof, if the aggregate fair market value of the stock with respect to which ISO's are exercisable for the first time by such employee during any calendar year (under all stock Option Plans of the Bank and any subsidiary or parent of the Bank) exceeds $100,000. For purposes of this limitation, the fair market value of the stock is determined as of the time the Option is granted.

6.       OPTION PRICE AND PAYMENT

         6.1 The price for each Share purchasable under any Option granted hereunder shall be such amount as the Board or Committee shall in it's best judgement determine on the basis of the facts and circumstances to be not less than the greater of either the par value of the stock or 100% of the fair market value of the stock at the date the Option is granted (or 110% of the fair market value of the stock if required for issuance of an ISO to a 10% Shareholder). For purposes of this Plan the determination of the Board or the Committee of the fair market value of the Shares shall be conclusive.

         6.2 Upon the exercise of an Option granted hereunder, the Bank shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided however, that in lieu of cash and within the limitations of Rule 16b-3 under the Exchange Act, the holder of an Option may, if and to the extent that such Options so provide, and to the extent permitted by applicable law, exercise an Option, in whole or in part, by delivering to the Bank Shares of stock of the Bank owned by such holder, having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Shares. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised or as may be required in order to comply or to conform to the requirements of any applicable law or regulation.

7.       TERM OF OPTION AND EXERCISE RIGHTS

         7.1 Unless the Board or the Committee shall determine otherwise, any ISO granted hereunder shall be exercisable during a period of not less than 6 months nor more than 10




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years from the date of grant of such Option (5 years in the case of a more than
10% Shareholder) at such times and in such amounts as the Board or the Committee shall determine at such date of grant.

         7.2 Any NQG granted hereunder shall be exercisable at such time in such amounts and during such period or periods as the Board or the Committee shall determine at the date of the grant of such Option.

         7.3 To the extent an option is not exercised within the period specified therein, it shall expire as to any unexercised part. If any Option granted hereunder shall terminate prior to the Termination Date, the Board or the Committee, as the case may be, shall have the right to use the Shares as to which such Options shall not have been exercised to grant one or more additional Options to any eligible employee, but any such grant of an additional Option shall be made prior to the close of business on Termination Date. In no event shall an Option granted hereunder be exercised for a fraction of the Share.

8.       EXERCISE OF OPTIONS

         8.1 Options granted under the Plan shall be exercised by the Optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the corporate secretary of the Bank, at the principal business office of the Bank, specifying the number of Shares to be purchased and specifying a business day, not more than 15 days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased.

9.       NON-TRANSFERABILITY OF OPTIONS

         9.1 No Option granted hereunder shall be transferrable whether by operation of law or otherwise, other than by will or the laws of descent and distribution and any Option granted hereunder shall be exercisable during the lifetime the holder only by such holder.

10.      TERMINATION OF EMPLOYMENTS

         10.1 Upon the termination of employment of any employee with the Bank and any subsidiary or parent of the Bank, any Option previously granted to the employee, unless otherwise specified by the Board or the Committee, in the Option, shall, to the extent not theretofore exercised, terminate and become




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null and void, provided that:
         a) if the employee shall die while in employ of the Bank or during the one year period specified in clause (b) below, all Options granted to such employee and outstanding on the date of the employee's death shall become immediately exercisable by the estate, or the personal representative of such employee, or such person who acquired such Option by bequest or inheritance or by reason of the death of the employee, at any time prior to the expiration date of any such Option; and
         b) if the employment of any employee to whom such Option shall have been granted shall Terminate by reason of the employee's retirement, disability (as described in section 22(e)(3) of the Code), voluntary Termination or dismissal by the Bank, and while such employee is entitled to exercise such Option as herein provided, such employee shall have the right to exercise such Option so granted in respect of any or all of such number of Shares as specified by the Board or the Committee in such Options at any time up to and including 3 months after the date of such Termination of employment in the case of Termination by reason of retirement, voluntary termination, or dismissal or 1 year after the date of Termination of employment in the case of Termination of employment by reason of disability.

         In no event however, shall any such person be entitle to exercise any such Option after the Expiration of the period of exercisability of such Option as specified therein.

         10.2 If an Option granted hereunder shall be exercised by the estate or by the legal representative of a deceased employee or former employee, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any employee or former employee, written notice of such exercise shall be accompanied by certified copies of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

         10.3 For purposes of the Plan an employment relationship shall be deemed to exist between an individual and the Bank if, at the time of the determination, the individual was an "employee" of the Bank for purposes of section 422(a) of the Code. If an individual is on military sick leave or other bona fide leave of absence such individual shall be considered an employee for purposes of the exercise of an option and shall be entitled to exercise such Option daring such leave or if the period of such leave does not exceed 90 days, or if longer, so long as the individual's right to re-employment




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with the Bank granting the Option is guaranteed either by statute or by contract. If the period of leave exceeds 90 days, the employment relationship shall be deemed to have Terminated on the 91st day of such leave unless the individual's right to a re-employment is guaranteed by statute or contract.

11.      ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

         11.1 In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividends, stock split, split up, split off, spin off, combination of Shares, exchange of Shares or other like change in capital structure of the Bank, an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other properties as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successfully each time any such change shall occur. The term Shares shall after any such change refer to the securities, cash and/or property then receivable upon exercise of an option. In addition, in the event of any such change, the Board or the Committee shall make any further adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares for which options may be granted to any one employee, and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Board or the Committee as to these matters shall be conclusive. Not withstanding the foregoing, each such adjustment with respect to an ISO shall comply with the rules of Section 425(a) of the Code, and in no event shall any adjustment be made which would render any ISO granted hereunder other than an ISO for purposes of Section 422A of the Code.

         11.2 In the event that the Board approves a proposal for a merger or consolidation in which the Bank is not the resulting or surviving Bank, but becomes a subsidiary of another Bank, (or in which the Bank is the resulting or surviving Bank, but becomes a subsidiary of another corporation) or for the transfer of substantially all of the assets of the Bank, the Committee shall notify, in writing, each employee holding an ISO of the proposed transaction. Such proposal notice shall be sent to each employee at least 30 days prior to the Effective Date of the proposed transaction and shall advise the employee that he or she has the right to exercise any




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theretofore unexercised ISO awarded to the employee including those, if any, which pursuant to the terms of the Plan or the relevant ISO agreement have not been otherwise become exercisable. Each employee, by written notice to the Bank, may exercise such ISO and in so exercising may condition such exercise upon and provide that such exercise shall become effective immediately prior to the consummation of the proposed transaction, in which event such employee need not make payment for the stock to be purchase until 5 days after written notice by the Bank to the employee that the transaction has been consummated. If the transaction is consummated each ISO to the extent not previously exercised prior to the consummation of the transaction shall terminate and cease being exercisable as of the effective date of the transaction. If the transaction is abandoned then any ISO not exercised shall continue to be exercisable to the extent such ISO was exercisable prior to the date of the notice of the proposed transaction in accordance with the other provisions of the Plan and the relevant ISO agreement, and to the extent that any ISO not exercised prior to such abandonment shall have become exercisable solely by operation of this section such exercisability shall be deemed annulled and the exercisability provisions set forth in the Plan and the relevant ISO agreement shall be reinstated as of the date of such abandonment. Any NQG agreement in effect immediately prior to the transaction shall carry forward as an obligation of the surviving Bank to the same extent as if the transaction had not taken place.

12.      RIGHT TO TERMINATE EMPLOYMENT

         12.1 The Plan shall not impose any obligation on the Bank or any subsidiary or parent of the Bank to continue the employment of any holder of an Option; and it shall not impose any obligation on the part of any holder of any Option to remain in the employ of the Bank or any subsidiary or parent of the Bank.

13.      AMENDMENT OF THE PLAN

         The Board may from time to time amend the Plan, provided that no amendment shall be made without the approval of the Shareholders of the Bank that will increase the number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in paragraph
11), or reduce the exercise price of any ISO granted hereunder below the price required by Article 6, or modify the provisions of the Plan relating to eligibility, or materially increase the benefits accruing to participants under the Plan.




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The Board or the Committee shall be authorized to amend the Plan and the Options granted thereunder to permit the ISO's granted thereunder to qualify as ISO's within the meaning of Section 422A of the Code. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Options shall not be adversely affected by an amendment to the Plan or the Option without the consent of the holder of the Option.

14.      TERMINATION OR SUSPENSION OF THE PLAN

         14.1 The Board may at any time suspend or Terminate the Plan. The Plan, unless Terminated under Article 17, or by action of the Board, shall Terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after it is Terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or Termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Board or the Committee to construe and administer any Options granted prior to the Termination or suspension of the Plan nevertheless shall continue after such Termination or during such suspension.

15.      GOVERNING LAW

         15.1 The Plan, such Options as may be granted thereunder and all related matters shall be governed by and construed and enforced in accordance with the laws of the State of Washington.

16.      PARTIAL INVALIDITY

         16.1 The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

17.      EFFECTIVE DATE

         17.1 The Effective Date of the Plan shall be February 15, 1996 the date on which the Plan was adopted by the Board; provided however that if the Plan is not approved by a vote of the Shareholders of the Bank at an annual meeting or any special meeting within 12 months before or after the Effective Date the Plan and any Options granted thereunder shall Terminate.




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Adopted by the Board of Directors                             February 15, 1996.
Approved by the Shareholders                                     March 26, 1996.




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                                                                    EXHIBIT 10.1

                                   INTER BANK
                             1996 STOCK OPTION PLAN
                             NON-EMPLOYEE DIRECTORS

1.       PURPOSE

         1.1 The purpose of the Inter Bank ("the Bank") Non-employee Directors Stock Option Plan ("the Plan") is to encourage the long-term success of the Bank or any subsidiary or parent of the Bank now existing, herein after formed or acquired by: (1) providing a means through which the Bank can attract, motivate and retain directors who can contribute materially to that success; (2) encouraging stock ownership by these directors so that they have a proprietary interest in the Bank's growth and success.

         1.2 This purpose shall be accomplished under the grant of Nonqualified Stock Options ("NSO's"). These Options are not intended to qualify as incentive stock options within the meaning of The Internal Revenue Code of 1986 ("the Code").

2.       STOCK SUBJECT TO THE PLAN, AWARD OF GRANTS AND DISPOSITION OF BALANCE
         OF SHARES

         2.1 The total number of Shares of stock of the Bank which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed in the aggregate 52,000 Shares of the authorized stock $1 par value per Share ("the Shares").

         2.2 Each of the ten non-employees holding a directorship as of the date of the adoption of the plan by the Board of Directors (the Board) is hereby granted an option to purchase 4,000 shares of the Bank's stock as of January 1,1997 on the following terms and conditions:

         (a) Except as provided by the grant, the right to purchase the Option. Shares, under this Option, shall vest in annual increments of 10% of the total options granted.

         (b) The exercise price of the Option Shares shall be equal to the fair market value of the shares as of January 1,1997 as determined by paragraph 2.4 below.

         2.3 The balance of 12,000 shares shall be reserved for future directors. When an individual is either appointed or elected as a non-employee director of the Bank, he or she shall be granted an option to purchase 4,000 shares, provided that there are sufficient shares subject to the plan available for such a grant. In the event that the full 4,000 shares are not available to grant to such individual, such individual shall be granted whatever amount of shares as is then available and should additional shares become available during such individual's tenure as a director, he or she shall be granted an option to purchase those additional shares up to the maximum of 4,000 shares.




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         Such grant shall be on the same terms and conditions as described in paragraph 2.2 above, except that the exercise price shall be determined in accordance with paragraph 2.4 below.

         2.4 The fair market value of the shares at the time of the grant shall be equal to an amount equal to the amount of the average of the 5 most recent arms-length stock transactions, provided that at least 5 such stock transactions occurred within a period of 6 months preceding the grant.

         2.5 In the event that 5 arms-length stock transactions did not occur within a period of 6 months preceding the grant, the Board shall designate from among the shareholders a committee who shall consist of no fewer than three members each of whom shall be a disinterested person within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 as amended (the "Exchange Act") to administer the Plan. A majority of the members of the committee shall constitute a quorum and the act of the majority of the members shall be the act of the committee. Any member of the committee may be removed at any time, either with or without cause, by resolution adopted by the Board and any vacancy on the committee may at any time be filled by resolution adopted by the Board.

         2.6 The price for each Share purchasable under any Option granted hereunder shall be such amount as the shareholder's committee shall in it's best judgement determine on the basis of the facts and circumstances to be not less than the greater of either the par value of the stock or 100% of the fair market value of the stock at the date the Option is granted (or 110% of the fair market value of the stock if required for issuance of a NSO to a 10% Shareholder). For purposes of this Plan the determination of the committee of the fair market value of the Shares shall be conclusive.

         2.7 Shares which may be acquired under the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Bank's treasury, or both, at the discretion of the Bank. If, and to the extent that, Options granted under the Plan expire or terminate without having been exercised, new Options may be granted with respect to the Shares covered by such expired or terminated Options, provided that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.

         2.8 Except as provided in paragraph 12, the Bank may from time to time during the period beginning December 19, 1996 ("The Effective Date") and ending December 18, 2006 ("The Termination Date") grant Options to certain directors of the Bank or any other subsidiary or parent of the Bank now existing or herein after formed or acquired under the terms hereinafter set forth. The terms subsidiary of the Bank and parent of the Bank as used herein shall have the same meaning as the terms subsidiary corporation and parent corporation as defined in Sections 425(f) and (e) of the code.

3.       ADMINISTRATION

         3.1 The Board will administer the plan or the Board may designate from among it's members a committee ("the Board Committee") who shall consist of no fewer than three members of the Board. A majority of the members of the Board Committee shall constitute a quorum and the act of the majority of the members shall be the act of




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the committee. Any member of the Board Committee may be removed at any time, either with or without cause, by resolution adopted by the Board and any vacancy on the Board Committee may at any time be filled by resolution adopted by the Board.

         3.3 Subject to the express provisions of the Plan, the Board Committee also shall have authority to construe the Options granted thereunder, to amend the Plan and the Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. Any or all powers and functions of the Board Committee may at any time, and from time to time, be exercised by the Board; provided, however, that decisions with respect to the grant or the Plan, such powers and functions of the Committee may be exercised by the Board only if, at the time of such exercise, a majority of the directors of the Board and a majority of directors acting in the particular matter are disinterested persons within the meaning of Rule 16b-3 under the Exchange Act.

         3.4 The determination of the Board Committee on matters referred to in this paragraph 3 shall be conclusive.

         3.5 The Board Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Board Committee in the engagement of such counsel, consultant or agent shall be paid by the Bank. No member or former member of the Board Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.

         3.6 The Board may designate from among the shareholder's a committee ("the Shareholder Committee") who shall consist of no fewer than three members each of whom shall be a disinterested person within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 as amended (the "Exchange Act") to construe the Options granted thereunder, to amend the Plan and the Options granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Options (which need not be identical) and to make all other determinations necessary or advisable for administering the Plan. A majority of the members of the Shareholder Committee shall constitute a quorum and the act of the majority of the members shall be the act of the committee. Any member of the committee may be removed at any time, either with or without cause, by resolution adopted by the Board and any vacancy on the committee may at any time be filled by resolution adopted by the Board.

         3.7 The determination of the Shareholder Committee on matters referred to in this paragraph 3 shall be conclusive. The committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the committee in the engagement of such counsel, consultant or agent shall be paid by the Bank. No member or former member of the committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.




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4.       ELIGIBILITY

         4.1 Participants in the Plan shall be those non-salaried directors of the Bank or of any subsidiary or parent of the Bank.

         4.2 No NSO's shall be granted to an director who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of capital stock of the Bank or any subsidiary or parent of the Bank; provided however, that a NSO may be granted to such director if, at the time such NSO is granted, the Option price is no less than the greater of either the par value of the stock, or 110% of the fair market value of the stock subject to the Option at the time the Option is granted and provided further that such Option is, by it's terms, not exercisable after an expiration of 5 years from the date such Option is granted.

5.       PAYMENT AND ISSUANCE OF STOCK

         5.1 Upon the exercise of an Option granted hereunder, the Bank shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash; provided however, that in lieu of cash and within the limitations of Rule 16b-3 under the Exchange Act, the holder of an Option may, if and to the extent that such Options so provide, and to the extent permitted by applicable law, exercise an Option, in whole or in part, by delivering to the Bank Shares of stock of the Bank owned by such holder, having a fair market value equal to the cash exercise price applicable to that portion of the Option being exercised by the delivery of such Shares. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised or as may be required in order to comply or to conform to the requirements of any applicable law or regulation.

6.       TERM OF OPTION AND EXERCISE RIGHTS

         6.1 Except as provided by the terms of the grant, any NSO granted hereunder shall be exercisable during a period of not less than 6 months or more than 10 years from the date of grant of such Option (5 years in the case of a more than 10% Shareholder) at such times and in such amounts as shall be determined at such date of grant.

         6.2 To the extent an Option is not exercised within the period specified therein, it shall expire as to any unexercised part. If any Option granted hereunder shall terminate prior to the Termination Date, the Bank shall have the right to use the Shares as to which such Options shall not have been exercised to grant one or more additional Options to any eligible director, but any such grant of an additional Option shall be made prior to the close of business on Termination Date. In no event shall an Option granted hereunder be exercised for a fraction of the Share.

7.       EXERCISE OF OPTIONS

         7.1 Options granted under the Plan shall be exercised by the Optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the corporate secretary of the Bank, at the principal business office of the Bank, specifying the number of Shares to be purchased and specifying a business day, not more than 15 days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased.

8.       NON-TRANSFERABILITY OF OPTIONS

         8.1 No Option granted hereunder shall be transferrable whether by operation of law or otherwise, other than by will or the laws of descent and distribution and any Option granted hereunder shall be exercisable during the lifetime the holder only by such holder.

9.       TERMINATION OF EMPLOYMENT

         9.1 Upon the termination of employment of any director with the Bank and any subsidiary or parent of the Bank, any Option previously granted to the director, unless otherwise specified by the grant, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

         a) if the director shall die while in employ of the Bank or during the one year period specified in clause (b) below, all Options granted to such director and outstanding on the date of the director's death shall become immediately exercisable by the estate, or the personal representative of such director, or such person who acquired such Option by bequest or inheritance or by reason of the death of the director, at any time prior to the expiration date of any such Option; and

         b) if the employment of any director to whom such Option shall have been granted shall Terminate by reason of the director's retirement, disability (as described in section 22(e)(3) of the Code), voluntary Termination or dismissal by the Bank, and while such director is entitled to exercise such Option as herein provided, such director shall have the right to exercise such Options so granted in respect of any or all of such number of Shares that have vested as specified in the grant of such Options at any time up to and including 3 months after the date of such Termination of employment in the case of Termination by reason of retirement, voluntary termination, or dismissal or 1 year after the date of Termination of employment in the case of Termination of employment by reason of disability.

         In no event however, shall any such person be entitled to exercise any such Option after the Expiration of the period of exercisability of such Option as specified therein.

         9.2 If an Option granted hereunder shall be exercised by the estate or by the legal representative of a deceased director of former director, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death of any director or former director, written notice of such exercise shall be accompanied by certified copies of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

10.      ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

         10.1 In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividends, stock split, split up, split off, spin off, combination of Shares, exchange of Shares or other like change in capital structure of the Bank, an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash and/or other properties as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successfully each time any such change shall occur. The term Shares shall after any such change refer to the securities, cash and/or property then receivable upon exercise of an option. In addition, in the event of any such change, the Board shall make any further adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares for which options may be granted to any one director, and the number of Shares and price per Share subject to outstanding Options as shall be equitable to prevent dilution or enlargement of rights under such Options, and the determination of the Board as to these matters shall be conclusive.

         10.2 In the event that the Board approves a proposal for a merger or consolidation in which the Bank is not the resulting or surviving Bank, but becomes a subsidiary of another Bank, (or in which the Bank is the resulting or surviving Bank, but becomes a subsidiary of another corporation) or for the transfer of substantially all of the assets of the Bank, the Bank shall notify, in writing, each director holding an NSO of the proposed transaction. Such proposal notice shall be sent to each director at least 30 days prior to the Effective Date of the proposed transaction and shall advise the director that he or she has the right to exercise any theretofore unexercised NSO awarded to the director including those, if any, which pursuant to the terms of the Plan or the relevant NSO agreement have not been otherwise become exercisable. Each director, by written notice to the Bank, may exercise such NSO and in so exercising may condition such exercise upon and provide that such exercise shall become effective immediately prior to the consummation of the proposed transaction, in which event such director need not make payment for the stock to be purchase until 5 days after written notice by the Bank to the director that the transaction has been consummated. If the transaction is consummated each NSO to the extent not previously exercised prior to the consummation of the transaction shall terminate and cease being exercisable as of the effective date of the transaction. If the transaction is abandoned then any NSO not exercised shall continue to be exercisable to the extent such NSO was exercisable prior to the date of the notice of the proposed transaction in accordance with the other provisions of the Plan and the relevant NSO agreement, and to the extent that any NSO not exercised prior to such abandonment shall have become exercisable solely by operation of this section such exercisability shall be deemed annulled and the exercisability provisions set forth in the Plan and the relevant NSO agreement shall be reinstated as of the date of such abandonment.

11.      AMENDMENT OF THE PLAN

         11.1 The Board may from time to time amend the Plan, provided that no amendment shall be made without the approval of the Shareholders of the Bank that will increase the number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in paragraph
10), or reduce the exercise price of any NSO granted hereunder below the price required by Article 6, or modify the provisions of the Plan relating to eligibility, or materially increase the benefits accruing to participants under the Plan. The rights and obligations under any Option granted before amendment of the Plan or any unexercised portion of such Options shall not be adversely affected by an amendment to the Plan or the Option without the consent of the holder of the Option.

12.      TERMINATION OR SUSPENSION OF THE PLAN

         12.1 The Board may at any time suspend or Terminate the Plan. The Plan, unless Terminated under Article 17, or by action of the Board, shall Terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after it is Terminated. Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or Termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Board to construe and administer any Options granted prior to the Termination or suspension of the Plan nevertheless shall continue after such Termination or during such suspension.

13.      GOVERNING LAW

         13.1 The Plan, such Options as may be granted thereunder and all related matters shall be governed by and construed and enforced in accordance with the laws of the State of Washington.

14.      PARTIAL INVALIDITY

         14.1 The invalidity or illegality of any provision herein shall not be deemed to affect the validity of any other provision.

15.      EFFECTIVE DATE

         15.1 The Effective Date of the Plan shall be December 19, 1996 the date on which the Plan was adopted by the Board; provided however that if the Plan is not approved by a vote of the Shareholders of the Bank at an annual meeting or any special meeting within 12 months before or after the Effective Date the Plan and any Options granted thereunder shall Terminate.

Adopted by the Board of Directors     December 19, 1996
                                  ----------------------------------------

Approved by the Shareholders          March 25, 1997
                             ---------------------------------------------

                                                                    EXHIBIT 10.1


                                AMENDMENT NO. 1
                                       TO
                       INTERBANCORP 1996 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS


       The Interbancorp 1996 Stock Option Plan for Non-Employee Directors (the "Plan") is hereby amended as follows:

       1) Section 10.2 of the Plan is deleted in its entirety and, in lieu thereof, the following new Section 10.2 is added:

                     "10.2 Upon the Effective Date of the Merger of Interbancorp with and into Frontier Financial Corporation, all unexercised options then issued and outstanding under the Plan shall immediately and automatically be fully vested and shall not be terminated by virtue of the Merger and each said option shall be exercisable for a period of ninety (90) days following the Effective Date."

       2) If the Merger of Interbancorp with and into Frontier Financial Corporation is abandoned and does not become effective, this Amendment shall be null and void and Section 10.2 as it existed prior to the Amendment shall be reinstated verbatim.

       3) All other terms and provisions of the Plan shall continue in full force and effect and shall be unaffected by this Amendment.

       This Amendment was adopted by the Board of Directors of Interbancorp on November 16, 2000, and is now in full force and effect.


                                             //S//Tana Weisenbach
                                        ----------------------------------------
                                                  Secretary

                                        Date:  November 16, 2000
                                             -----------------------------------